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                                                              Exhibit (m)(1)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 222% x $17,927.95
                     = $300,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4     $14,514.50
+ Annual Premium*                      $4,500.00
- Premium Expense Charge**               $225.00
- Monthly Deduction***                   $513.55
- Mortality & Expense Charge****         $166.60
+ Hypothetical Rate of Return*****     ($181.40)
                                       ---------
=                                        $17,928 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

            Month                   COI
            -----                   ---

              1                  $42.74
              2                  $42.75
              3                  $42.76
              4                  $42.77
              5                  $42.78
              6                  $42.79
              7                  $42.80
              8                  $42.81
              9                  $42.82
             10                  $42.83
             11                  $42.84
             12                  $42.86

             Total              $513.55


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**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------

             1              ($15.44)
             2              ($15.38)
             3              ($15.32)
             4              ($15.26)
             5              ($15.21)
             6              ($15.15)
             7              ($15.09)
             8              ($15.03)
             9              ($14.97)
            10              ($14.91)
            11              ($14.85)
            12              ($14.79)

         Total             ($181.40)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $17,927.95
- Year 5 Surrender Charge             $3,126.00
                                      ---------
=                                       $14,802 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 222% x $21,544.18
                     = $300,000

POLICY VALUE:
Year 5 Policy Value =


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Policy Value at the end of year 4    $16,915.54
+ Annual Premium*                     $4,500.00
- Premium Expense Charge**              $225.00
- Monthly Deduction***                  $508.14
- Mortality & Expense Charge****        $188.25
+ Hypothetical Rate of Return*****    $1,050.03
                                      ---------
=                                       $21,544 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                 COI
           -----                 ---

             1                $42.37
             2                $42.36
             3                $42.36
             4                $42.36
             5                $42.35
             6                $42.35
             7                $42.34
             8                $42.34
             9                $42.33
            10                $42.33
            11                $42.32
            12                $42.32

            Total            $508.14

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

            Month             Interest
            -----             --------

              1                 $86.84
              2                 $86.96
              3                 $87.08
              4                 $87.20


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              5                 $87.32
              6                 $87.44
              7                 $87.56
              8                 $87.68
              9                 $87.80
             10                 $87.93
             11                 $88.05
             12                 $88.17

             Total           $1,050.03

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $21,544.18
- Year 5 Surrender Charge             $3,126.00
                                      ---------
=                                       $18,418 (rounded to the nearest dollar)


III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 222% x $25,785.64
                     = $300,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $19,621.38
+ Annual Premium*                     $4,500.00
- Premium Expense Charge**              $225.00
- Monthly Deduction***                  $501.92
- Mortality & Expense Charge****        $212.65
+ Hypothetical Rate of Return*****    $2,603.83
                                      ---------
=                                       $25,786 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:


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            Month                 COI
            -----                 ---

              1                $41.96
              2                $41.93
              3                $41.91
              4                $41.89
              5                $41.86
              6                $41.84
              7                $41.82
              8                $41.79
              9                $41.77
             10                $41.74
             11                $41.72
             12                $41.69

             Total            $501.92

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

           Month             Interest
           -----             --------

             1                $209.51
             2                $210.84
             3                $212.17
             4                $213.51
             5                $214.87
             6                $216.23
             7                $217.61
             8                $219.00
             9                $220.40
            10                $221.81
            11                $223.23
            12                $224.66

         Total              $2,603.83

CASH SURRENDER VALUE:


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Year 5 Cash Surrender Value =
Year 5 Policy Value                  $25,785.64
- Year 5 Surrender Charge             $3,126.00
                                      ---------
=                                       $22,660 (rounded to the nearest dollar)


NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 222% x $15,978.68
                     = $300,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4     $13,006.35
+ Annual Premium*                      $4,500.00
- Premium Expense Charge**               $225.00
- Monthly Deduction***                   $987.86
- Mortality & Expense Charge****         $150.71
+ Hypothetical Rate of Return*****     ($164.10)
                                       ---------
=                                        $15,979 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

            Month                 COI
            -----                 ---

              1                $74.66
              2                $74.69
              3                $74.72
              4                $74.75
              5                $74.78
              6                $74.81
              7                $74.84
              8                $74.87


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              9                $74.89
             10                $74.92
             11                $74.95
             12                $74.98
          Total               $897.86

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

           Month             Interest
           -----             --------

             1               ($14.17)
             2               ($14.08)
             3               ($13.99)
             4               ($13.90)
             5               ($13.81)
             6               ($13.72)
             7               ($13.63)
             8               ($13.54)
             9               ($13.45)
            10               ($13.36)
            11               ($13.27)
            12               ($13.18)

         Total              ($164.10)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $15,978.68
- Year 5 Surrender Charge             $3,126.00
                                      ---------
=                                       $12,853 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.


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Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 222% x $19,303.65
                     = $300,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4     $15,226.11
+ Annual Premium*                      $4,500.00
- Premium Expense Charge**               $225.00
- Monthly Deduction***                   $979.18
- Mortality & Expense Charge****         $170.77
+ Hypothetical Rate of Return*****       $952.50
                                         -------
=                                        $19,304 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                 COI
           -----                 ---

             1                $74.07
             2                $74.08
             3                $74.08
             4                $74.09
             5                $74.09
             6                $74.10
             7                $74.10
             8                $74.11
             9                $74.11
            10                $74.11
            11                $74.12
            12                $74.12

         Total               $889.18

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:


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           Month             Interest
           -----             --------

             1                 $79.74
             2                 $79.68
             3                 $79.61
             4                 $79.54
             5                 $79.48
             6                 $79.41
             7                 $79.34
             8                 $79.27
             9                 $79.21
            10                 $79.14
            11                 $79.07
            12                 $79.00

            Total             $952.50

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $19,303.65
- Year 5 Surrender Charge             $3,126.00
                                      ---------
=                                       $16,178 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 222% x $23,213.59
                     = $300,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4     $17,732.96
+ Annual Premium*                      $4,500.00
- Premium Expense Charge**               $225.00
- Monthly Deduction***                   $969.20
- Mortality & Expense Charge****         $193.41
+ Hypothetical Rate of Return*****     $2,368.24
                                       ---------
=                                        $23,214 (rounded to the nearest dollar)


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* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                 COI
           -----                 ---

             1                $73.41
             2                $73.39
             3                $73.36
             4                $73.33
             5                $73.31
             6                $73.28
             7                $73.25
             8                $73.23
             9                $73.20
            10                $73.17
            11                $73.15
            12                $73.12

            Total            $879.20


**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

            Month            Interest
            -----            --------

              1               $192.59
              2               $193.43
              3               $194.28
              4               $195.14
              5               $196.00
              6               $196.87
              7               $197.75
              8               $198.64
              9               $199.53
             10               $200.43
             11               $201.34


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             12               $202.25

             Total          $2,368.24

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $23,213.59
- Year 5 Surrender Charge             $3,126.00
                                      ---------
=                                       $20,088 (rounded to the nearest dollar)